UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2018
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Audit Committee of the Board of Directors (the “Audit Committee”) of BorgWarner Inc. (the “Company”) concluded on June 12, 2018, after careful consideration of the relevant facts and circumstances and following consultation with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, that the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 should be restated, and that such consolidated financial statements should no longer be relied upon, due to the Company’s re-evaluation of its accounting for liabilities relating to the estimated value of incurred but not reported asbestos-related claims (“IBNR Claims”) and their associated defense costs. The Company will also make appropriate revisions to the selected financial data for 2014 and 2013 and the quarterly information for 2016 to reflect these changes. Background concerning the Audit Committee’s conclusion is provided below.
The principal effects of the restatement are:

•
The Company will retroactively determine, with the assistance of its outside actuarial consultant, an appropriate estimated liability for IBNR Claims to be accrued as of December 31, 2012 as an adjustment to retained earnings;

•
The estimated amount accrued as of December 31, 2012 will be included in the Company’s consolidated financial statements for each fiscal year ended December 31, 2013, 2014, 2015, and 2016, adjusted for amounts actually spent by the Company during each of those years on account of asbestos-related claims and associated defense costs in addition to any changes in the valuation of the liability;

•
The charge originally taken by the Company on account of asbestos-related claims in the fourth quarter of 2016 will be reversed, resulting in an increase in the Company’s 2016 earnings, net of the adjustment for IBNR Claims in 2016; and

•
The Company will make appropriate adjustments to the valuation of its insurance assets that are responsive to asbestos-related claims to account for the estimated value of those assets in earlier years.

The restatement does not:

•	Affect the Company’s previously reported results for the fiscal year ended December 31, 2017, which are not being restated;

•	Affect the Company’s consolidated balance sheet as at December 31, 2016 or 2017;

•	Impact the net cash provided by operating activities, net cash used in investing activities, and/or net cash from financing activities in the Consolidated Statements of Cash Flows in any period;

•	Reflect changes in the Company’s business or operations; or

•	Alter the way in which the Company vigorously defends against asbestos-related claims.

The Company is working to prepare restated financial statements for the fiscal years ended December 31, 2016 and 2015, which the Company anticipates filing with the SEC on Form 10-K/A for the year ended December 31, 2017 as soon as practicable. The Company does not intend to file amendments to any of its other previously filed Annual Reports on Form 10-K or to any of its previously filed Quarterly Reports on Form 10-Q.
Background Underlying the Audit Committee’s Conclusion
The Company has historically been named, and anticipates it will be named in the future, as one of many defendants in asbestos-related personal injury actions. For the fiscal period ended September 30, 2016 and prior fiscal periods, the Company determined, through its application of ASC 450-20, Contingencies, that its liability for IBNR Claims and their associated defense costs could not then be reasonably estimated for reasons described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for such periods.
The Company further evaluated its ability to estimate IBNR Claims in connection with the preparation of its consolidated financial statements for the fiscal year ended December 31, 2016, consistent with its standard practice. Management concluded that beginning with the fourth quarter of 2016 it was able to make a reasonable estimate of the liability for IBNR Claims. The Company believed, as set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, that a culmination of factors relating to asbestos-related claims in 2016 made a reasonable estimate of the liability for IBNR Claims possible at that time. The Company accordingly recorded a $703.6 million pretax asbestos-related charge, net of insurance recoveries, in the fourth quarter of 2016. That charge included, for the first time, an estimate of the Company’s liability for IBNR Claims, consistent with the Company’s interpretation of ASC 450-20.
The Company has been engaged in discussions since May 2017 with the staff of the United States Securities and Exchange Commission (the “Staff”) concerning the Company’s accounting for the asbestos-related charge recorded in its consolidated financial statements for the fiscal year ended December 31, 2016. Following extensive discussions and communications, the Staff informed the Company of its belief that the Company did not adequately support its conclusions in 2015 and prior periods that it could not have made a reasonable estimate of IBNR Claims in those periods.
In light of the Staff’s view, the Company has re-evaluated its accounting for IBNR Claims and concluded that it should have recorded an estimated liability for IBNR Claims prior to the fourth quarter of 2016. The Company further determined, following the input from the Staff described above, that it did not record an estimated liability for IBNR Claims prior to the fourth quarter of 2016 due to a material weakness in its internal control over financial reporting. The Company designed and implemented additional controls beginning in 2016 respecting whether IBNR Claims can reasonably be estimated. The Company believes those additional controls have operated effectively from the fourth quarter of 2016 through the present.
Discussion with Independent Accountant
The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2018	BORGWARNER INC.

By: /s/ Tonit M. Calaway
Tonit M. Calaway
Executive Vice President and Secretary